SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12




                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.


                (Name of Registrant as Specified In Its Charter)


      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):


(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:



[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:


(2)  Form, Schedule or Registration Statement No.:


(3)  Filing Party:


(4)  Date Filed:

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
                          C/O LAZARD ALTERNATIVES, LLC
                        30 ROCKEFELLER PLAZA, 58TH FLOOR
                               NEW YORK, NY 10112

                     NOTICE OF A SPECIAL MEETING OF MEMBERS
                          TO BE HELD ON AUGUST 18, 2005

Dear Member:

               A Special Meeting (the "Meeting") of members ("Members") of Lazard Alternative Strategies Fund, L.L.C. (the "Company") will be held on August 18, 2005, at 9:00 a.m. (Eastern time) at the offices of Lazard Asset Management LLC, 30 Rockefeller Plaza, 58th Floor, New York, NY 10112.

               The Meeting is called for the following purposes:

               (1) to approve a new Investment Advisory Agreement between the Company and Lazard Alternatives, LLC ("Proposal 1");

               (2) to elect six persons to serve as members of the Board of Managers of the Fund ("Proposal 2" and, collectively with Proposal 1, the "Proposals"); and

               (3) to transact such other business as may properly come before the Meeting and any adjournment thereof.

               The Proposals are discussed in greater detail in the accompanying Proxy Statement.

               You may vote at the Meeting if you are a Member of record of the Company as of the close of business on July 1, 2005. If you attend the Meeting, you may vote in person. Members who do not expect to attend the Meeting are urged to mark, sign, date and return a proxy card as soon as possible in the enclosed postage-paid envelope. Executed and returned proxy cards that are unmarked will be counted in determining whether a quorum is present and will be voted: (i) "FOR" Proposal 1; and (ii) "FOR" each Board nominee in Proposal 2 and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment thereof.

               The Company will furnish a copy of the Company's most recent annual report to Members upon request. Please call Herbert Bracy at PFPC Inc. at 800-348-1824 to request a copy of this report.

               If you have any questions, please call your client representative.


By Order of the
Board of Managers

Michael S. Rome
Principal Manager

New York, New York
July 18, 2005

               Each Member's vote is important. The Meeting will have to be adjourned without conducting any business if less than a quorum is represented. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
                          C/O LAZARD ALTERNATIVES, LLC
                        30 ROCKEFELLER PLAZA, 58TH FLOOR
                               NEW YORK, NY 10112
                             TELEPHONE: 212-632-6000

                           SPECIAL MEETING OF MEMBERS
                          To Be Held on August 18, 2005



       -----------------------------------------------------------------
                                 PROXY STATEMENT
       -----------------------------------------------------------------


               This Proxy Statement is being furnished to members ("Members") of Lazard Alternative Strategies Fund, L.L.C. (the "Company") by the Board of Managers of the Company (the "Board"). The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at the offices of Lazard Asset Management LLC, 30 Rockefeller Plaza, 58th Floor, New York, NY 10112, on August 18, 2005, beginning at 9:00 a.m. (Eastern time). Your proxy may also be voted at any adjournment of the Meeting.

               In addition to soliciting proxies by mail, officers of the Company and officers and employees of the Company's investment adviser, Lazard Alternatives, LLC ("Lazard Alternatives"), or Lazard Alternatives' sole managing member, Lazard Asset Management LLC ("LAM"), and the Company's administrator, PFPC Inc., may solicit proxies by telephone, telegraph or in person, without special compensation. The Company and LAM will share equally, the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures.

               At the Meeting, Members will vote on proposals to: (1) approve a new Investment Advisory Agreement between the Company and Lazard Alternatives ("Proposal 1"); and (2) to elect six persons to serve as members of the Board ("Proposal 2" and, collectively with Proposal 1, the "Proposals").

               If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your interests ("Interests") in the Company will be voted in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, executed and returned proxy cards will be voted "FOR" Proposal 1; and (ii) "FOR" each Board nominee in Proposal 2 and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment thereof.

               If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose an adjournment of the Meeting to permit further solicitation of proxies. The Meeting may be adjourned, without additional notice to Members, by action of a majority of Members present at the Meeting in person or by proxy and entitled to vote. Under the Second Amended and Restated Limited Liability Company Agreement of the Company (the "LLC Agreement"), the presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date will constitute a quorum at the Meeting.

               The close of business on July 1, 2005 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

               Each Member is entitled to cast a number of votes equivalent to that Member's investment percentage(1) as of the Record Date. As of the close of business on the Record Date, the total of the capital account balances of all Members was $170,620,361.

               This Proxy Statement is first being mailed to Members on or about July 18, 2005.

               THE COMPANY'S MOST RECENT ANNUAL REPORT TO MEMBERS IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING HERBERT BRACY AT PFPC INC. AT 800-348-1824.

               AS OF THE RECORD DATE, THERE WERE NO MEMBERS OWNING OF RECORD OR KNOWN BY THE COMPANY TO OWN BENEFICIALLY 5% OR MORE OF THE OUTSTANDING INTERESTS IN THE COMPANY, EXCEPT FOR LAZARD DIVERSIFIED STRATEGIES FUND, LTD. ("DIVERSIFIED STRATEGIES LTD."), AN INVESTMENT COMPANY INCORPORATED WITH LIMITED LIABILITY UNDER THE LAWS OF THE CAYMAN ISLANDS AS AN EXEMPTED COMPANY. DIVERSIFIED STRATEGIES LTD. IS A "FEEDER FUND" THAT INVESTS SUBSTANTIALLY ALL ITS ASSETS IN THE COMPANY. NONE OF THE MANAGERS HOLDS ANY OUTSTANDING INTERESTS IN THE COMPANY. PURSUANT TO A MASTER/FEEDER AGREEMENT BETWEEN THE COMPANY AND DIVERSIFIED STRATEGIES LTD., DIVERSIFIED STRATEGIES LTD. WILL VOTE ITS INTERESTS IN THE SAME PROPORTION AS THE VOTE OF ALL OTHER MEMBERS.

        ----------------------------------------------------------------

                                   PROPOSAL 1
                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT

        ----------------------------------------------------------------

               The Board is seeking Member approval of a new Investment Advisory Agreement between the Company and Lazard Alternatives (the "New Advisory Agreement"), as a result of the initial public offering of securities of a parent company of Lazard Alternatives and other related changes in the structure of the Lazard organization (the "Restructuring") which occurred on May 5, 2005 (the "Restructuring Date"). MEMBER APPROVAL OF THE NEW ADVISORY AGREEMENT IS NECESSARY FOR LAZARD ALTERNATIVES TO CONTINUE TO SERVE AS THE COMPANY'S INVESTMENT ADVISER. The Company's operations have not changed as a result of the Restructuring. No change is anticipated in the operations of or services provided by Lazard

_____________________

(1) The investment percentage of each Member was most recently determined as of July 1, 2005 by dividing the balance of the Member's capital account by the sum of the capital account balances of all Members. The sum of the investment percentages of all Members equals 100%. This means that, if a Member's investment percentage is 1.1%, such Member will have the right to vote the equivalent of 1.1 votes out of a total of 100 votes entitled to be voted by all Members.

Alternatives to the Company as a result of the Restructuring, nor will there be any change in the portfolio managers responsible for the management of the Company's investments.

               Lazard Alternatives is a wholly-owned subsidiary of LAM, which is a wholly-owned subsidiary of Lazard Freres & Co. LLC ("LF&Co."), which is a wholly-owned subsidiary of Lazard Group LLC ("Lazard Group," which prior to the Restructuring was named Lazard LLC). The Restructuring involved, among other steps, creation of a new parent company structure above Lazard Group. Lazard Ltd became the parent company of Lazard Group after the Restructuring and conducted an initial public offering of its shares. To the extent that the Restructuring may have been deemed to be a technical "assignment" under the Investment Company Act of 1940, as amended (the "1940 Act"), the Investment Advisory Agreement between the Company and Lazard Alternatives in effect at the time of the Restructuring would have terminated in accordance with its terms as required by the 1940 Act.

               As a result, the Board, including the Managers who are not "interested persons" (as defined in the 1940 Act) of Lazard Alternatives or the Company ("Independent Managers"), unanimously approved, and has recommended that the Members of the Company approve, the New Advisory Agreement. In the event that Members do not approve the New Advisory Agreement, the Board will take such action, if any, as it deems to be in the best interests of the Company.

INVESTMENT ADVISER

               OFFICERS, MANAGERS AND PARENT COMPANIES. The principal executive officer of Lazard Alternatives is Michael S. Rome. Mr. Rome is also a Manager of the Company. Mr. Rome's principal occupation is Senior Managing Director of LAM. The sole managing member of Lazard Alternatives is LAM. The sole managing member of LAM is LF&Co. The sole member of LF&Co. is Lazard Group. The principal business address of Lazard Alternatives, LAM, LF&Co., Lazard Group LLC, and Mr. Rome is 30 Rockefeller Plaza, New York, New York 10112.

               Lazard Group is managed by the Lazard Group Board, which is in turn elected by Lazard Ltd as the indirect Managing Member of Lazard Group. The economic interests in Lazard Group, which are non-voting, are held by Lazard Ltd and LAZ-MD Holdings LLC ("LAZ-MD Holdings"). Lazard Ltd and LAZ-MD Holdings are "control persons" (as defined in the 1940 Act") of Lazard Group. The economic interests in Lazard Ltd are held by the public, and the voting rights in Lazard Ltd are held by the public and by LAZ-MD Holdings (generally in a percentage equivalent to the economic interests that Lazard Ltd and LAZ-MD Holdings will hold in Lazard Group). LAZ-MD Holdings is owned by current and former Managing Directors of Lazard Group (the "Working Members").

               As a result of the Restructuring, the previous holders of interests in Lazard Group, other than the Working Members whose interests are held through ownership of LAZ-MD Holdings, no longer have any interest in Lazard Group. The interests of the Working Members in LAZ-MD Holdings will, over time, become effectively exchangeable for the publicly traded shares of stock in Lazard Ltd and, as interests in LAZ-MD Holdings are exchanged, the voting power in Lazard Ltd held by LAZ-MD Holdings and the economic interest in Lazard Group held by LAZ-MD Holdings will proportionately decline, so that, upon full exchange of all LAZ-MD

Holdings interests, LAZ-MD Holdings will hold no interests in either Lazard Group or Lazard Ltd.

               The principal business address of LAZ-MD Holdings is 30 Rockefeller Plaza, New York, New York 10112, and the principal business address of Lazard Ltd is Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.

INVESTMENT ADVISORY AGREEMENTS

               Prior to the Restructuring Date, Lazard Alternatives served as investment adviser to the Company pursuant to an Investment Advisory Agreement, dated as of August 20, 2001 (the "Previous Advisory Agreement") which was subsequently re-approved on July 23, 2003, and June 9, 2004 by the Board. The Previous Advisory Agreement was also submitted to a vote of, and approved by Members on July 26, 2001. The Board considered the New Advisory Agreement on February 16, 2005 (the "February Meeting"), to become effective upon Member approval. In addition, to assure continuity of investment advisory services to the Company after the Restructuring, the Board met in person on April 19, 2005 (the "April Meeting") with the purpose of considering whether it would be in the best interests of the Company and its Members for the Company to enter into an Interim Investment Advisory Agreement as of the Restructuring Date (the "Interim Advisory Agreement"). At the February Meeting and April Meeting, and for the reasons discussed below, the Board, including all of the Independent Managers, unanimously approved, and recommended approval by Members of, the New Advisory Agreement and approved the Interim Advisory Agreement.

               INTERIM ADVISORY AGREEMENT. The Interim Advisory Agreement requires that the incentive allocation (the "Incentive Allocation") earned by Lazard Alternative Strategies Holdings, L.L.C. ("LAS"), an affiliate of Lazard Alternatives, be escrowed pending Member approval of the New Advisory Agreement. If the New Advisory Agreement is not approved, LAS will be entitled to receive from escrow the lesser of any costs incurred by Lazard Alternatives in performing the Interim Advisory Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned). The Interim Advisory Agreement provides for a termination date no greater than 150 days from the Restructuring Date, or upon approval of a New Advisory Agreement by Members, whichever is shorter. The terms of the Interim Advisory Agreement, and the fees paid thereunder, are identical in all respects to the Previous Advisory Agreement, except for the fee escrow and termination provisions and the time period covered by the agreements.

               TERMS OF THE NEW ADVISORY AGREEMENT. THE NEW ADVISORY AGREEMENT, AND THE FEES TO BE PAID THEREUNDER, IS IDENTICAL IN ALL RESPECTS TO THE PREVIOUS ADVISORY AGREEMENT, EXCEPT FOR THE TIME PERIODS COVERED BY THE AGREEMENTS. Pursuant to the New Advisory Agreement, Lazard Alternatives will regularly provide the Company with investment research, advice and supervision and furnish an investment program for the Company consistent with its investment objective and policies, including the purchase, retention and, when necessary, disposition of securities. If approved by Members, the New Advisory Agreement will continue in effect for an initial term of two years. Following the initial two year term of the New Advisory Agreement, the New Advisory Agreement will be subject to annual approval by (i) the Board or (ii) a Majority Vote (as defined below) of Members, provided that in either event the continuance must also be approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement will be terminable without penalty, on 60 days' notice, by the Board or by vote of the holders of a majority of the interests in the Company or by Lazard Alternatives. The New Advisory Agreement will terminate automatically in the event of its assignment (as defined by the 1940 Act). The New Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of Lazard Alternatives, or of reckless disregard of its obligations thereunder, Lazard Alternatives shall not be liable for any action or failure to act in accordance with its duties thereunder.

               Under the terms of the New Advisory Agreement, Lazard Alternatives will bear the cost of rendering the services performed by it. Lazard Alternatives will make available to the Company such of Lazard Alternatives' members, officers and employees as are reasonably necessary for the operations of the Company. In addition, Lazard Alternatives, including its employees who serve the Company, may render investment advice, management and other services to other clients.

               INVESTMENT ADVISORY FEE. Under the terms of the New Advisory Agreement and pursuant to the terms of the LLC Agreement, LAS, an affiliate of Lazard Alternatives, will be entitled generally to receive an Incentive Allocation equal to 10% of the net profits, if any, otherwise allocable to each Member during each calendar year (or such period corresponding to the Member's investment), subject to a "hurdle rate." The "hurdle rate" is the average of the month-end LIBOR rates reported during the Company's calendar year by the British Bankers Association, and with respect to any Member making any investment other than at the beginning of the calendar year, such lesser period corresponding to the Member's investment. LAS received Incentive Allocations of $666,781 during the fiscal year ended March 31, 2005.

BOARD CONSIDERATION OF THE NEW INVESTMENT ADVISORY AGREEMENT

               At the February Meeting, the Board considered the approval of the New Advisory Agreement (a form of which is attached as Appendix A to this Proxy Statement). The Independent Managers were assisted in their review by independent legal counsel and met with counsel in an executive session separate from representatives of Lazard Alternatives.

               SERVICES PROVIDED. The Lazard Alternatives' representatives gave a presentation to the Board about the nature, extent and quality of services that Lazard Alternatives provides the Company, including a brief discussion of Lazard Alternatives and its clients, and outlined LAM's global structure, including technology and operational support and expanded marketing and distribution channels, all of which provide realized benefits through investment in Lazard Alternatives' investment advisory business. The Managers agreed that the Company benefits from all of the services of LAM's global platforms.

               The Managers discussed the nature, extent and quality of the services provided by Lazard Alternatives to the Company. The Managers considered the various services provided by Lazard Alternatives to the Company and considered LAM's research and portfolio management capabilities. The Managers also considered LAM's extensive administrative, accounting and compliance infrastructure.

               RESTRUCTURING. The Managers assessed the implications of the Restructuring for Lazard Alternatives and its ability to continue to provide services to the Company of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the Restructuring on Lazard Alternatives' personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of LAM that the Restructuring would not adversely affect Lazard Alternatives' ability to fulfill its obligations under the New Advisory Agreement, and to operate its business in a manner consistent with past practices. The Board also considered that the New Advisory Agreement, and the Incentive Allocation, is identical in all respects to the Previous Advisory Agreement, except for the time periods covered by the agreements.

               COMPARATIVE PERFORMANCE AND FEES. The Managers reviewed and placed significant emphasis on the relative performance and Incentive Allocation, including comparative fee information.

               INCENTIVE ALLOCATION. The Managers also discussed the Incentive Allocation, which was proposed to be the same under the New Advisory Agreement as under the Previous Advisory Agreement, and it was noted that it is generally within the range of fees of the Company's comparison group. An extended discussion of the Incentive Allocation earned by LAS and services provided under the New Advisory Agreement by Lazard Alternatives ensued. The Managers considered and evaluated the performance of the Company and the Incentive Allocation. They agreed with Lazard Alternatives' characterization of the Company's performance and Incentive Allocation compared to the Company's respective comparison group, and agreed that the Incentive Allocation was reasonable in light of the services provided by Lazard Alternatives and the Company's overall performance.

               The Managers also considered Lazard Alternatives' other accounts managed in Lazard Alternatives' multi-manager strategy, the Company's investment strategy ("Similar Accounts"). The Managers discussed the Incentive Allocation compared to the fee paid to LAS or Lazard Alternatives or their affiliates, if relevant, by Similar Accounts. The Managers also reviewed the nature of the Similar Accounts and the differences, from Lazard Alternatives' perspective, in management of the different types of Similar Accounts as compared to management of the Company. The Managers considered the relevance of the fee information provided for Similar Accounts managed by Lazard Alternatives to evaluate the appropriateness and reasonableness of the Incentive Allocation. A discussion ensued, and it was noted that the fees are substantially similar.

               LAZARD ALTERNATIVES PROFITABILITY AND ECONOMIES OF SCALE. The Managers reviewed information prepared by Lazard Alternatives for the Company concerning the costs to and profits realized by Lazard Alternatives and its affiliates, including LAS, resulting from the Previous Advisory Agreement, reviewing the dollar amount of expenses allocated and profit received by Lazard Alternatives and the method used to determine such expenses and profit. Lazard Alternatives' representatives stated that neither Lazard Alternatives nor its affiliates receive any significant indirect benefits from managing the Company. The Managers agreed that the information provided substantiated statements of the Lazard Alternatives' representatives.

               It was noted that the profitability percentage for the Company was within ranges determined by appropriate court cases not to be so disproportionately large that it bore no reasonable relationship to the services rendered and, given the overall performance and generally superior service levels, was thought not to be excessive, and the Board concurred with this analysis.

               The Managers considered Lazard Alternatives' estimated profitability with respect to the Company under the Previous Advisory Agreement as part of their evaluation of whether the Incentive Allocation under the New Advisory Agreement bears a reasonable relationship to the mix of services provided by Lazard Alternatives, including the nature, quality and extent of such services. The Managers evaluated the costs of the services to be provided and profits expected to be realized by Lazard Alternatives and its affiliates from the relationship with the Company in light of the relevant circumstances. It was noted that a discussion of economies of scale should be predicated on increasing assets and that because the Company is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by Lazard Alternatives in managing the Company's assets. The Managers also considered potential benefits to Lazard Alternatives and its affiliates from Lazard Alternatives acting as investment adviser to the Company.

               At the conclusion of these discussions, each of the Independent Managers expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to continuation of the New Advisory Agreement. Based on their discussions and considerations described above, the Board made the following conclusions and determinations.

    o The Board concluded that the nature, extent and quality of the services provided by Lazard Alternatives are adequate and appropriate.

    o The Board determined that the Restructuring of Lazard Alternatives' parent companies would not be a detriment to Lazard Alternatives' ability to continue to provide services to the Company of the same scope and quality as were provided under the Previous Advisory Agreement, and that the Restructuring would not adversely affect Lazard Alternatives' ability to fulfill its obligations under the New Advisory Agreement, and to operate its business in a manner consistent with past practices.

    o   The Board was satisfied with the Company's overall performance.

    o The Board concluded that the Incentive Allocation was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Lazard Alternatives and its affiliates, including LAS, from the relationship with the Company.

    o The Board determined that there were not significant economies of scale to be realized by Lazard Alternatives in managing the Company's assets and that, to the extent that material economies of scale had not been shared with the Company, the Board would seek to do so.

The Independent Managers considered these conclusions and determinations and, without any one factor being dispositive, the Board determined that approval of the New Advisory Agreement was in the best interests of the Company and its Members.

BOARD CONSIDERATION OF THE INTERIM ADVISORY AGREEMENT

               At the April Meeting, the Board considered the approval of the Interim Advisory Agreement under conclusions and determinations substantially identical to those described above for the New Advisory Agreement, largely by reference to information presented and discussed at the February Meeting supporting the same conclusions and determinations for the Interim Advisory Agreement. Representatives of Lazard Alternatives had confirmed for the Board that there had been no significant changes in referenced information, and the Board confirmed their understanding of the application of this information. Members are not being asked to approve the Interim Advisory Agreement.

               ADDITIONAL FUNDS ADVISED BY LAZARD ALTERNATIVES.

               Lazard Alternatives serves as the investment adviser of Diversified Strategies Ltd. and Lazard Diversified Strategies Fund, PLC ("LDSF PLC"), both of which have investment programs that are substantially the same as that of the Company.

--------------------------------- ------------------------------- -------------------------------
              FUND                 ASSETS AS OF MARCH 31, 2005     FEES TO LAZARD ALTERNATIVES
                                            (UNAUDITED)
--------------------------------- ------------------------------- -------------------------------

Diversified Strategies Ltd.                $122,945,228           None
--------------------------------- ------------------------------- -------------------------------

LDSF PLC                                   $221,566,354           Ranges from 0.75%-1.25%
                                                                  depending on share class and
                                                                  lock-up period.
----------------------------------------------------------------------------------------------

REQUIRED VOTE

               The New Advisory Agreement cannot become effective unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the Company (as defined in the 1940 Act). Such a majority ("Majority Vote") means the affirmative vote of the holders of (a) 67% or more of the interests in the Company present at the Meeting, if the holders of more than 50% of the outstanding interests in the Company are present or represented by proxy, or (b) more than 50% of the outstanding interests in the Company, whichever is less.

             THE BOARD OF MANAGERS, INCLUDING ALL OF THE INDEPENDENT
            MANAGERS, UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE "FOR"
                     APPROVAL OF THE NEW ADVISORY AGREEMENT

        ----------------------------------------------------------------

                                   PROPOSAL 2
                              ELECTION OF MANAGERS

        ----------------------------------------------------------------

               At the Meeting, Members will vote on six nominees to serve as Managers. The nominees include John J. Burke, Leon M. Pollack and Richard Reiss, each of whom is an Independent Manager. Another nominee, Michael S. Rome, is an "interested person," as defined by the 1940 Act, of the Company. The other nominees are Robert Appel and Robert M. Solmson. Each of Messrs. Burke, Pollack, Reiss and Rome have been previously elected by the Company's Members. Neither Mr. Appel nor Mr. Solmson is presently serving as a Manager and neither has been previously elected by the Company's Members. If elected, Messrs. Appel and Solmson would be Independent Managers. The Board has determined that each of the present Managers and Messrs. Appel and Solmson stand for reelection at this time. This election should help reduce the need for a meeting of Members in the foreseeable future for that purpose.

               The Board has called this Meeting to elect Messrs. Appel and Solmson because the 1940 Act permits the Board to fill a vacancy without an election by Members only under circumstances where at least two-thirds of the Board (after the vacancy is filled) was already elected by Members. If Messrs. Appel and Solmson were added to the Board without an election by Members, four out of six Managers (two-thirds) would have been elected by Members and the Board would be unable to appoint a Manager to fill any future vacancy. Accordingly, the Board has nominated Messrs. Appel and Solmson for election at this Meeting.

               Mr. Rome presently serves as the "Principal Manager" of the Company. As Principal Manager, Mr. Rome presides over meetings of the Board and serves as an executive officer of the Company. He is deemed an "interested" Manager because he is an officer of the Company, an officer and employee of LAM and an officer of Lazard Alternatives and certain of its affiliates.

               The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of each nominee to serve as Managers. All individuals have consented to stand for election and to serve if elected. If elected, each nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the presently serving Managers.

               Information regarding the nominees, including brief biographical information, is set forth below.

------------- ------------ ------------- --------------------- --------------- -------------------
NAME,         POSITION(S)  TERM OF       PRINCIPAL             NUMBER OF       OTHER
ADDRESS*      HELD WITH    OFFICE/LENGTH OCCUPATION(S)         PORTFOLIOS IN   DIRECTORSHIPS
AND AGE       COMPANY      OF TIME       DURING THE PAST 5     FUND COMPLEX    HELD BY NOMINEE
                           SERVED        YEARS                 OVERSEEN BY     FOR MANAGER
                                                               NOMINEE FOR
                                                               MANAGER
-------------------------------------------------- -----------------------------------------------

NOMINEE FOR INDEPENDENT MANAGER
------------- ------------ ------------- ---------------------- -------------- -------------------

Robert J.     None         N/A           Principal, Appel             0        None
Appel (74)                               Associates; Former
                                         Managing Director,
                                         Neuberger Berman, LLC

------------- ------------ ------------- --------------------- --------------- -------------------
NAME,         POSITION(S)  TERM OF       PRINCIPAL             NUMBER OF       OTHER
ADDRESS*      HELD WITH    OFFICE/LENGTH OCCUPATION(S)         PORTFOLIOS IN   DIRECTORSHIPS
AND AGE       COMPANY      OF TIME       DURING THE PAST 5     FUND COMPLEX    HELD BY NOMINEE
                           SERVED        YEARS                 OVERSEEN BY     FOR MANAGER
                                                               NOMINEE FOR
                                                               MANAGER
-------------------------------------------------- -----------------------------------------------
                                         Former Chief                          Director,
Robert M.     None         N/A           Executive Officer           19        Colonial
Solmson                                  and Chairman, RFS                     Williamsburg Co.**
(57)                                     Hotel Investors,
                                         Inc.; Former
                                         Director, Morgan
                                         Keegan, Inc.; Former
                                         Director,
                                         Independent Bank,
                                         Memphis

------------- ------------ ------------- ---------------------- -------------- -------------------

               The identity of the present Managers (other than Messrs. Appel and Solmson) and officers of the Company and brief biographical information regarding each Manager and officer during the past five years is set forth below.

------------- ------------ ----------------- ------------------- ----------------- ---------------
NAME,         POSITION(S)  TERM OF           PRINCIPAL           NUMBER OF         OTHER
ADDRESS*      HELD WITH    OFFICE/LENGTH     OCCUPATION(S)       PORTFOLIOS IN     DIRECTORSHIPS
AND AGE       COMPANY      OF TIME SERVED    DURING THE PAST 5   FUND COMPLEX      HELD BY
                                             YEARS               OVERSEEN BY       MANAGER
                                                                 MANAGER
------------------------------------------------------ -------------------------------------------

INTERESTED MANAGER
------------- ------------ ----------------- ------------------- ----------------- ---------------
Michael S.    Principal    Indefinite        Senior Managing            1          None
Rome          Manager      term/4 years      Director of LAM
(47)

------------------------------------------------------ -------------------------------------------

INDEPENDENT MANAGERS
------------- ------------ ----------------- ------------------- ----------------- ---------------

John J.       Manager      Indefinite/1      Lawyer and                 19         Director,
Burke                      year and 6        Private Investor                      Pacific Steel
(77)                       months                                                  & Recycling;
                                                                                   Director,
                                                                                   Sletten
                                                                                   Construction
                                                                                   Company;
                                                                                   Trustee
                                                                                   Emeritus, The
                                                                                   University of
                                                                                   Montana
                                                                                   Foundation**

------------- ------------ ----------------- ------------------- ----------------- ---------------
NAME,         POSITION(S)  TERM OF           PRINCIPAL           NUMBER OF         OTHER
ADDRESS*      HELD WITH    OFFICE/LENGTH     OCCUPATION(S)       PORTFOLIOS IN     DIRECTORSHIPS
AND AGE       COMPANY      OF TIME SERVED    DURING THE PAST 5   FUND COMPLEX      HELD BY
                                             YEARS               OVERSEEN BY       MANAGER
                                                                 MANAGER
------------- ------------ ----------------- ------------------- ----------------- ---------------

Richard       Manager      Indefinite/3      Chairman,                  19         Director,
Reiss                      years and 5       Georgica                              O'Charley's,
(61)                       months.           Advisors, LLC, an                     Inc., a
                                             investment                            restaurant
                                             manager                               chain**
------------- ------------ ----------------- ------------------- ----------------- ---------------

Leon M.       Manager      Indefinite/4      Managing                   1          None
Pollack (64)               years.            Director,
                                             Donaldson, Lufkin
                                             & Jenrette
------------------------------------------------------ -------------------------------------------

OFFICERS
------------- ------------ ----------------- ------------------- ----------------- ---------------
                                             Managing Director
Nathan A.     Secretary    1 year/4 years    and General               N/A              N/A
Paul (32)                                    Counsel of  LAM;
                                             from September
                                             1997 to October
                                             2000, Associate
                                             at Schulte Roth &
                                             Zabel LLP, a law
                                             firm
------------- ------------ ----------------- ------------------- ----------------- ---------------
              Chief
Jagatnarine   Financial    1 year/2 years    Vice President of         N/A              N/A
Churaman      Officer                        LAM; from 2000 to
(33)                                         2001, Supervisor
                                             at Bank of Bermuda

------------- ------------ ----------------- ------------------- ----------------- ---------------

John          Chief        Indefinite        Senior Vice               N/A              N/A
Blevins (40)  Compliance   term/8 months     President and
              Officer                        Chief Compliance
                                             Officer of LAM

------------- ------------ ----------------- ------------------- ----------------- ---------------

Brian D.      Assistant    1 year/2 years    Senior Vice               N/A              N/A
Simon (43)    Secretary                      President of LAM;
                                             from July 1999 to
                                             October 2002,
                                             Vice President,
                                             Law & Regulations
                                             at J. & W.
                                             Seligman & Co.
------------- ------------ ----------------- ------------------- ----------------- ---------------

* Unless otherwise indicated, the address is c/o Lazard Asset Management LLC, 59th Floor, 30 Rockefeller Plaza, New York, New York 10112-6300. ** Messrs. Burke, Reiss and Solmson each serve as a director of The Lazard Funds, Inc., an open-end registered management investment company (comprised of 10 portfolios), Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., each a closed-end management investment company and Lazard Retirement Series, Inc., an open-end management investment company (comprised of 7 portfolios).

               BOARD MEETINGS AND COMMITTEES.

               The Board currently has an Audit Committee and a Nominating Committee. The Board has adopted a written charter for each of the Audit Committee and the Nominating Committee. A copy of each Committee's charter is included as Appendix B and Appendix C, respectively, to this proxy statement.

               The principal functions of the Audit Committee, pursuant to its adopted written charter, most recently revised and approved by the Board on June 9, 2004, are:

    o to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers to the Company;

    o to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof;

    o to determine the qualifications and independence of the Company's independent registered public accountants;

    o to oversee the Company's compliance with certain legal and regulatory requirements; and

    o to the extent there are Managers who are not members of the Audit Committee, to act as a liaison between the Company's independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte") and the Board of Managers.

               The most recent fiscal year of the Company ended on March 31, 2005. During that fiscal year, the Board held four regular meetings and the Audit Committee held two regular meetings and one special telephonic meeting.

               During that fiscal year, each incumbent Manager then serving attended at least 75% of the total number of meetings of the Board and, if a member of the Audit Committee or the Nominating Committee, meetings of the committees of which a member, held during the fiscal year.

               The Audit Committee, in discharging its duties, has met with and held discussions with Company management and Deloitte. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2005 with Company management. Deloitte has represented that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also has discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Deloitte provided to the Audit Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with representatives of Deloitte their firm's independence with respect to the Company.

               Members are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and Deloitte. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are, in fact, "independent."

               Based on the Audit Committee's review and discussions with management and Deloitte, the representations of management and the report of Deloitte to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements for the fiscal year ended March 31, 2005 in the Company's Annual Report.

               The members of the Audit Committee are: Messrs. Burke, Pollack and Reiss, constituting all of the Independent Managers. Mr. Burke has been designated as an Audit Committee Financial Expert.

               The Nominating Committee, the principal purpose of which is to recommend and select nominees for election as Independent Managers, is currently comprised of Messrs. Burke, Pollack and Reiss, constituting all of the Independent Managers. The Nominating Committee was established effective as of February 27, 2002. There were no meetings of the Nominating Committee held during the fiscal year ended March 31, 2005.

               In reviewing a potential nominee and in evaluating the re-nomination of current Independent Managers, the Nominating Committee considers relevant factors, including, but not limited to: (i) whether the nominee is qualified to serve as a Manager; (ii) whether the nominee has any relationships that might impair his or her service on the Board; (iii) whether the nominee can devote the time necessary to properly fulfill his or her responsibilities; (iv) what contribution the nominee can make to the Board and the Company, considering the nominee's experience, education and other facts deemed relevant by the Nominating Committee; and (v) the nominee's character and integrity. The Nominating Committee will consider nominees recommended by Members in written requests addressed to the attention of the Nominating Committee in care of the Company and which include biographical data regarding the proposed nominee and set forth the qualifications of the proposed nominee. Nominees recommended by Members will be evaluated based on the previously identified criteria.

               MANAGER COMPENSATION.

               The following table shows compensation paid to the Independent Managers for the Company's fiscal year ended March 31, 2005 by the Company and from all investment companies for which Lazard Alternatives or an affiliated person of Lazard Alternatives serves as investment adviser. No compensation is paid by the Company to Managers who are "interested persons," as defined by the 1940 Act, of the Company.

                                                (3)                                   (5)
                                            PENSION OR                               TOTAL
                            (2)             RETIREMENT            (4)            COMPENSATION
         (1)             AGGREGATE       BENEFITS ACCRUED   ESTIMATED ANNUAL        FROM FUND
    NAME OF PERSON,    COMPENSATION         AS PART OF        BENEFITS UPON     COMPLEX PAID TO
       POSITION         FROM COMPANY     COMPANY EXPENSES       RETIREMENT           MANAGERS

John J. Burke,           $16,000                0                  0                $78,625
Manager
Lawrence Kudlow,          $7,250                0                  0                $ 7,250
Manager*
Leon M. Pollack,         $16,000                0                  0                $16,000
Manager
Richard Reiss,           $16,000                0                  0                $78,625
Manager

* Mr. Kudlow resigned from the Board effective as of February 15, 2005.



               Currently, the Independent Managers are each paid an annual retainer of $6,000 and per meeting fees of $2,000 by the Company, and are reimbursed by the Company for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Company. The Board does not have a Compensation Committee.

               MANAGER EQUITY OWNERSHIP.

               The following table sets forth, as of July 1, 2005 with respect to each nominee, certain information regarding the beneficial ownership of equity securities of the Company and of all registered investment companies overseen by the Manager within the same family of investment companies as the Company ("Fund Complex").


(1)                              (2)                      (3)
 NAME OF NOMINEE                 DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF
                                 SECURITIES               ALL COMPANIES OVERSEEN OR TO BE OVERSEEN BY
                                 OF THE COMPANY           MANAGER OR NOMINEE IN FUND COMPLEX
----------------------------     ----------------------  -------------------------------------------------
Robert Appel                      None                    None

John J. Burke                     Over $100,000           Over $100,000

Leon M. Pollack                   None                    None

Richard Reiss                     None                    None

Robert M. Solmson                 None                    None



(1)                              (2)                      (3)
 NAME OF NOMINEE                 DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF
                                 SECURITIES               ALL COMPANIES OVERSEEN OR TO BE OVERSEEN BY
                                 OF THE COMPANY           MANAGER OR NOMINEE IN FUND COMPLEX
----------------------------     ----------------------  -------------------------------------------------

Michael S. Rome *                 Over $100,000           Over $100,000


               As of July 1, 2005, the Independent Managers, and the immediate family members of the Independent Managers, did not beneficially own, or own of record, securities in Lazard Alternatives or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with Lazard Alternatives.

               SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

               Section 16(a) of the Exchange Act of 1934, as amended (the "1934 Act"), and Section 30(h) of the 1940 Act, taken together, require that the Managers, officers of the Company, beneficial owners of more than 10% of the equity securities of the Company, Lazard Alternatives, and directors and officers of Lazard Alternatives (collectively, "Reporting Persons") file with the Securities and Exchange Commission (the "SEC") reports of their beneficial ownership and changes in their beneficial ownership of the Company's securities. The Company believes that Mr. Blevins, the Company's Chief Compliance Officer ("CCO"), did not file a Form 3 with the SEC upon being appointed as CCO of the Company. However, the Company has been informed that Mr. Blevins is in the process of filing such form with the SEC.

               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

               Deloitte was selected by the Audit Committee and unanimously ratified by the Board, including each of the Independent Managers, at a meeting held on June 9, 2004, to serve as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2005, and has served in such capacity since the Company's inception. Although a representative of Deloitte can attend and make a statement at the Meeting if Deloitte wishes, no representative is expected to be at the Meeting. However, a representative of Deloitte will be available by telephone to respond to appropriate questions during the Meeting.

               AUDIT FEES.

               The aggregate fees billed for professional services rendered by Deloitte for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2005 were $31,000.

               The aggregate fees billed for professional services rendered by Deloitte for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2004 were $30,000.
_____________________

* Mr. Rome's Interest is owned through an investment in Diversified Strategies Ltd.

               AUDIT-RELATED FEES.

               For the fiscal years ended March 31, 2005 and March 31, 2004, respectively, there were no fees billed by Deloitte for assurance and related services reasonably related to the performance of the audit of the Company's annual financial statements.

               For the fiscal years ended March 31, 2005 and March 31, 2004, respectively, there were no fees billed by Deloitte for assurance and related services by Deloitte to Lazard Alternatives or any entity controlling, controlled by or under common control with Lazard Alternatives that provides ongoing services to the Company ("Service Affiliates").

               To the extent required by applicable law, the Audit Committee pre-approves: (i) all audit and non-audit services that Deloitte provides to the Company, and (ii) all non-audit services that Deloitte provides to Lazard Alternatives and any entity controlling, controlled by, or under common control with Lazard Alternatives that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

               TAX FEES.

               For the fiscal year ended March 31, 2005, the aggregate fees billed by Deloitte for services rendered with respect to tax compliance, tax advice and tax planning were $30,000.

               For the fiscal year ended March 31, 2004, the aggregate fees billed by Deloitte for services rendered with respect to tax compliance, tax advice and tax planning were $25,000.

               NON-AUDIT FEES.

               For the fiscal year ended March 31, 2005, the non-audit fees billed by Deloitte for services provided to the Company, Lazard Alternatives and any Service Affiliates were $30,000, $0 and $344,750, respectively.

               For the fiscal year ended March 31, 2004, the non-audit fees billed by Deloitte for services provided to the Company, Lazard Alternatives and any Service Affiliates, were $25,000, $0 and $335,750.

               ALL OTHER FEES.

               For the fiscal years ended March 31, 2005 and March 31, 2004, there were no fees billed by Deloitte for services provided to the Company other than those described above.

               The percentage of services described in the sections above entitled, "Audit-Related Fees," "Tax Fees," and "All Other Fees" that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were 0%, 100% and 0% respectively.

               In connection with selecting Deloitte to serve as the independent registered public accounting firm for the Company, the Audit Committee considered whether the provision of other services to Lazard Alternatives and entities controlling, controlled by or under common control with Lazard Alternatives that provide ongoing services to the Company that were not pre-approved by the Audit Committee was compatible with maintaining Deloitte's independence and concluded that it was compatible.

REQUIRED VOTE

               Those candidates receiving a plurality of the votes cast at any meeting of Members, at which a quorum is present, shall be elected as Managers.

             THE BOARD OF MANAGERS, INCLUDING ALL OF THE INDEPENDENT
                  MANAGERS, UNANIMOUSLY RECOMMENDS THAT MEMBERS
                         VOTE "FOR" EACH OF THE NOMINEES

                               VOTING INFORMATION

                     REVOCATION OF PROXIES AND ABSTENTIONS.

               A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Company a written notice of revocation; (ii) submitting to the Company a subsequently executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Company of the revocation by a toll-free telephone call at 800-348-1824.

               If a proxy (i) is properly executed and returned accompanied by instructions to withhold authority to vote, (ii) represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) or (iii) is marked with an abstention (collectively, "abstentions"), the Interests represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on any matter as to which the abstention applies. For this reason, abstentions will have the effect of an "AGAINST" vote for purposes of obtaining the requisite approval of Proposal No. 1, and will have no effect for purposes of obtaining the requisite approval of Proposal No. 2.

               QUORUM REQUIREMENTS.

               A quorum of Members is necessary to hold a valid meeting. If Members holding interests in the Company representing a majority of the total number of votes eligible to be cast by all Members as of the Record Date are present in person or by proxy at the Meeting, a quorum will exist.

               ADJOURNMENTS.

               If a quorum is not present at the Meeting, the persons named as proxies may seek one or more adjournments of the Meeting to permit further solicitation of proxies. If a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to propose an adjournment in such event, the following factors may be considered: the nature of the Proposals, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Members with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the Interests that are represented at the Meeting in person or by proxy. If a quorum is present and an adjournment proposed, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" Proposal 1 in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" Proposal 1 against such adjournment. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

               OTHER BUSINESS AT THE MEETING.

               The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

               FUTURE MEMBER PROPOSALS.

               Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Company's proxy statement for meetings of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals for inclusion in the Company's proxy statement for the next meeting of Members must be presented within a reasonable time before the proxy materials for that meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Company does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit the proposal to the Company in care of Lazard Alternatives, LLC at 30 Rockefeller Plaza, 58th Floor, New York, NY 10112.

               APPRAISAL RIGHTS.

               Members do not have any appraisal rights in connection with the Proposal described in this Proxy Statement.

               RESULTS OF VOTING.

               Members will be informed of the voting results of the Meeting in the Company's next semi-annual report, which will be sent to Members on or before November 29, 2005.

               MANAGEMENT AGREEMENT.

               Lazard Alternatives also provides certain administrative services to the Company pursuant to a separate new management agreement (the "New Management Agreement"). Pursuant to the New Management Agreement, Lazard Alternatives provides the following services to the Company, including, among other things, providing office space and various support services, responding to investor inquiries, preparing communications to Members, assisting in the preparation and filing of various materials with federal and state regulators, and receives a monthly fee that is computed at the annual rate of 1.00% of the value of the Company's net assets. For the fiscal year ended March 31, 2005, Lazard Alternatives was paid $1,581,596 in management fees.

               On the Restructuring Date, the previous Management Agreement (the "Previous Management Agreement") terminated. At the February Meeting, the Board, including all of the Independent Managers, approved the New Management Agreement to become effective upon the Restructuring. The provisions of the New Management Agreement are identical in all respects to those of the Previous Management Agreement, except for the time periods covered by the agreements.

               PLACEMENT AGENCY AGREEMENT.

               Lazard Asset Management Securities LLC ("LAM Securities"), an affiliate of Lazard Alternatives, acts as placement agent for the Company pursuant to a new placement agency agreement (the "New Placement Agency Agreement"), but is not compensated by the Company or Lazard Alternatives for its services as placement agent.

               On the Restructuring Date, the previous Placement Agency Agreement (the "Previous Placement Agency Agreement") terminated. At the February Meeting, the Board, including all of the Independent Managers, approved the New Placement Agency Agreement to become effective upon the Restructuring. The provisions of the New Placement Agency Agreement are identical in all respects to those of the Previous Placement Agency Agreement, except for the time periods covered by the agreements.

               ADMINISTRATIVE, ACCOUNTING AND INVESTOR SERVICES AGREEMENT.

               PFPC Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809, also provides administrative services to the Company pursuant to an administrative, accounting and investor services agreement.

               BROKERAGE COMMISSIONS.

               During the fiscal year ended March 31, 2005, the Company did not pay any brokerage commissions to any broker that is an affiliated person of the Company or an affiliated person of such person, or to any broker or affiliated person of which is an affiliated person of the Company, Lazard Alternatives or LAM Securities.

MEMBERS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Managers

                                            Michael S. Rome
                                            Principal Manager

                                            Dated:  July 18, 2005

                                   APPENDIX A

                          INVESTMENT ADVISORY AGREEMENT


               THIS INVESTMENT ADVISORY AGREEMENT is made as of the ___ day of _____, 2005, by and between Lazard Alternative Strategies Fund, L.L.C., a Delaware limited liability company (the "Company"), and Lazard Alternatives, LLC, a Delaware limited liability company (the "Investment Adviser").

               WHEREAS, the Company intends to engage in business as a closed-end, non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

               WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

               WHEREAS, the Company desires to retain the Investment Adviser to render investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth; and

               WHEREAS, the Investment Adviser desires to be retained to perform such services on said terms and conditions:

               NOW, THEREFORE, in consideration of the terms and conditions hereinafter contained, the Company and the Investment Adviser agree as follows:

               1. The Company hereby retains the Investment Adviser to act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Company (the "Board of Managers"), to manage the investment activities of the Company as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Company in a manner consistent with the investment objective, policies and restrictions of the Company, as set forth in the Confidential Memorandum of the Company and as may be adopted from time to time by the Board of Managers, and applicable laws and regulations; determine the securities and other investments to be purchased, sold or otherwise disposed of by the Company and the timing of such purchases, sales and dispositions; invest discrete portions of the Company's assets (which may constitute, in the aggregate, all of the Company's assets) in unregistered and registered investment funds or other investment vehicles ("Portfolio Funds"), which are managed by investment managers ("Portfolio Managers"), including Portfolio Managers for which separate investment vehicles have been created by the Company in which the Portfolio Managers serve as general partners or managing members and the Company is the sole investor; allocate to Portfolio Managers who are retained by the Company assets of the Company to be managed as separate managed accounts ("Portfolio Accounts"); and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Company, as the Investment Adviser shall deem necessary or appropriate. The Investment Adviser shall furnish to or place at the disposal of the Company such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Company may, from time to time, reasonably request.

               2. Without limiting the generality of paragraph 1 hereof, the Investment Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Company with brokers and dealers as it deems appropriate; to pursue and implement the investment policies and strategies of the Company using a multi-manager strategy whereby some or all of the Company's assets may be committed from time to time by the Investment Adviser to Portfolio Funds or to the discretionary management of one or more Portfolio Managers, the selection of which shall be subject to the approval of the Board of Managers in accordance with requirements of the 1940 Act and the approval of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities, unless the Company receives an exemption from the provisions of the 1940 Act requiring such approval by security holders; and to identify appropriate Portfolio Funds and Portfolio Managers and determine the assets to be committed to each of them.

               3. The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Investment Adviser or furnished to the Company under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser or made available to the Investment Adviser by its members.

               4. The Company will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Company as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

               5. The Investment Adviser shall bear the cost of rendering the services to be performed by it under this Agreement.

               6. In consideration of the services provided to the Company by the Investment Adviser under this Agreement, Lazard Alternative Strategies Holdings, L.L.C., shall be entitled to be the Special Member of the Company (the Special Member") pursuant to the terms of the Limited Liability Company Agreement of the Company (the "L.L.C. Agreement") and to receive incentive allocations in accordance with the terms and conditions of Section 5.8 of the L.L.C. Agreement (the "Incentive Allocation"). The Special Member's right to receive the Incentive Allocation will end upon the termination of this Agreement. The Incentive Allocation, if any, will be computed and credited to the capital account of the Special Member as provided by the L.L.C. Agreement.

               7. The Investment Adviser will use its best efforts in the supervision and management of the investment activities of the Company and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser, its members, their respective directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (collectively, the "Affiliates") shall not be liable to the Company for any error of judgment for any mistake of law or for any act or omission by the Investment Adviser or any of the Affiliates.

               8. a. The Company shall indemnify the Investment Adviser, its members, their respective directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties with respect to the Company, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Managers who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board of Managers in a written advice, that the Indemnified Person is entitled to indemnification hereunder. The Company shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance; PROVIDED, HOWEVER, that the determination to make any such advance shall be preceded by a reasonable determination reached by either (A) a vote of a majority of the Managers who are not parties to the preceding or (B) legal counsel selected by a vote of a majority of the Board of Managers in a written advice, that the indemnified person ultimately will be found entitled to indemnification. The Investment Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Company for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 8.

                  b. Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 8 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, imposes liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 8 to the fullest extent permitted by law.

               9. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

               10. This Agreement shall remain in effect for an initial term of two years from the date of its execution, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Company, as defined by the 1940 Act and the rules thereunder, or by the Board of Managers; and provided that in either event such continuance is also approved by a majority of the Managers who are not parties to this Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Company may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Investment Adviser, either by majority vote of the Board of Managers or by the vote of a majority of the outstanding voting securities of the Company (as defined by the 1940 Act and the rules thereunder). The Investment Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Company. This Agreement shall automatically terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission.

               11. Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

               12. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board of Managers and by a majority of the Independent Managers in accordance with the provisions of Section 15(c) of the 1940 Act and the rules thereunder. If required by the 1940 Act, any amendment shall also be required to be approved by such vote of members of the Company as is required by the 1940 Act.

               13. This Agreement shall be construed in accordance with the laws of the state of New York and the applicable provisions of the 1940 Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

               14. The Company represents that this Agreement has been duly approved by the Board of Managers, including a majority of the Independent Managers, and by the sole initial member of the Company, in accordance with the requirements of the 1940 Act.

               15. The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any of the Managers, members of the Company or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                             LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.


                             By: Lazard Alternative Strategies Holdings, L.L.C. Organizational Member

                             By: ________________
                             Name:  Michael S. Rome
                             Title:  Managing Director


                             Date:________________


                             LAZARD ALTERNATIVES, LLC

                             By: ________________
                             Name:  Michael S. Rome
                             Title:  Managing Director


                             Date:_________________

                                   APPENDIX B

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

                                 (THE "COMPANY")

                             AUDIT COMMITTEE CHARTER

1. The Audit Committee (the "Committee") shall be composed entirely of the members of the Board of Managers of the Company (the "Board," and each member thereof, a "Manager") who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended) of the Company (the "Independent Managers").

        The Board shall determine whether the Committee has at least one member who is an "audit committee financial expert," ("ACFE") as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of the other Committee members or the Board.

2.      The purposes of the Committee are:

        (a) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Committee may deem necessary or appropriate, the internal controls of certain service providers;

        (b) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof;

        (c) to determine the qualifications and independence of the Company's independent auditors;

        (d) to oversee the Company's compliance with certain legal and regulatory requirements; and

        (e) to the extent there are Managers who are not members of the Committee, to act as a liaison between the Company's independent auditors and the Board of Managers.

               The function of the Committee is oversight; it is the responsibility of the Company's management to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Committee shall have the following duties and powers:

        (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors;

        (b) to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Company's independent auditors provide to the Company, and (ii) all non-audit services that the Company's independent auditors provide to the Company's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company;

        (c) to meet with the Company's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to review the scope of non-audit services being provided; (iii) to discuss any maters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);
               (iii) to consider the auditors' comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the auditors propose to render to the Managers and the members of the Company; and (v) to ensure receipt of a formal written statement from the auditors at least annually specifically delineating all relationships between the auditors and the Company, including any relationships or services that may impact the auditors' objectivity and independence;

        (d) to meet with the Company's management and auditors: (i) to discuss the annual audited financial statements and semi-annual financial statements; (ii) to discuss earnings press releases, if any; (iii) to review all critical accounting policies and practices applied by the Company in preparing its financial statements; (iv) to review all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with the Company's management; and (v) to review other material written communications between the auditor and the Company, including any management letter, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter;

        (e) to consider the effect on the Company of any changes in accounting principles or practices proposed by the Company's management or the auditors;

        (f) to review the fees charged by the auditors for audit and non-audit services;

        (g) to investigate improprieties or suspected improprieties in Company operations;

        (h) to review and evaluate the qualifications, performance and independence of the lead partner of the auditors;

        (i) to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

        (j) to require the Company's independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Company to provide any services other than audit, review or attest services; and

        (k) to the extent there are Managers who are not members of the Committee, to report its activities to the Board of Managers on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the senior personnel of the Company's management and any other organization that provides accounting services to the Company and with internal auditors, if any, for the Company's management.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

7. The Committee shall review this Charter at least annually and recommend for adoption by the Managers any changes that the Committee believes to be necessary or appropriate.

8.      This Charter is effective as of June 9, 2004.

                                   APPENDIX C

                   NOMINATING COMMITTEE CHARTER AND PROCEDURES

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

ORGANIZATION

The Nominating Committee (the "Committee") of the Board of Managers (the "Board") of Lazard Alternative Strategies Fund, LLC (the "Fund") shall be composed solely of Managers who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Managers"). The Board shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Managers of the Fund.

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Manager of the Fund, the Committee shall consider, among other factors it may deem relevant:

    o   the character and integrity of the person;

    o whether or not the person is qualified under applicable laws and regulations to serve as a Manager of the Fund;

    o whether or not the person has any relationships that might impair his or her service on the Board;

    o whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Managers on the Board;

    o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund business;

    o whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Manager of the Fund;

    o the contribution which the person can make to the Board and the Fund, in conjunction with the other Managers, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

    o whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its members; and

    o whether or not the selection and nomination of the person would be consistent with the requirements of any Fund retirement policy.

The Committee is solely responsible for the selection and nomination of Managers. The Committee does not ordinarily consider nominees recommended by Fund members.

NOMINATION OF MANAGERS

After a determination by the Committee that a person should be selected and nominated as a Manager of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted:  September 29, 2004

                                  FORM OF PROXY

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                              THE BOARD OF MANAGERS

                           SPECIAL MEETING OF MEMBERS
                                 AUGUST 18, 2005

This proxy is solicited on behalf of the Board of Managers of Lazard Alternative Strategies Fund, L.L.C. (the "Company") for the Meeting of Members (the "Meeting") and relates to the proposal with respect to the Company.

The undersigned hereby appoints Nathan A. Paul and Brian D. Simon and each of them, proxies for the undersigned (the "Proxies"), with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all interests in the Company ("Interests") which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. (Eastern time), on Thursday, August 18, 2005, at the offices of Lazard Asset Management LLC, 30 Rockefeller Plaza, 58th Floor, New York, NY 10112, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE INTERESTS REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE NEW INVESTMENT ADVISORY AGREEMENT, AND "FOR" EACH OF THE NOMINEES FOR MANGER, WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

Your vote is important. You may receive additional proxies in respect of other Interests that you hold. These are not duplicates; you should sign and return each Proxy Card in order for your votes to be counted.

The Board of Managers (the "Board") of Lazard Alternative Strategies Fund, L.L.C. (the "Company") recommends that you vote FOR the following proposals:

1. With respect to the proposal to approve a new Investment Advisory Agreement between the Company and Lazard Alternatives, LLC:

                                   FOR             AGAINST              ABSTAIN

                                   [    ]          [    ]               [    ]
2.  To elect six nominees to serve as Managers of the Fund:

                                     FOR             WITHHOLD

       a. Robert Appel               [ ]               [ ]

       b. John J. Burke              [ ]               [ ]

       c. Leon M. Pollack            [ ]               [ ]

       d. Richard Reiss              [ ]               [ ]

       e. Michael S. Rome            [ ]               [ ]

       f. Robert M. Solmson          [ ]               [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

               Please sign exactly as name(s) appears above. If interests are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If member is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

               If this proxy is properly executed and received by the Company prior to the meeting, the interests in the Company represented hereby will be voted in the manner directed above. If no directions are given, this proxy will be voted "FOR" each of the matters set forth above, in accordance with the Managers' recommendations, and at the discretion of the Proxies on other matters that may properly come before the meeting.

The undersigned hereby acknowledges receipt of the notice of meeting of members and the proxy statement, dated July 18, 2005.

----------------------------------------------------- --------------------------
Signature (PLEASE SIGN WITHIN BOX)                    Date
----------------------------------------------------- --------------------------

----------------------------------------------------- --------------------------
Signature (Joint Owners)                              Date
----------------------------------------------------- --------------------------